UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.
Item 1.01. Entry into Material Definitive Agreements; and Item 5.02. Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2

Item 1.01. Entry into Material Definitive Agreements.

On December 3, 2004, Selectica, Inc., a Delaware corporation (“Selectica”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with I-many, Inc., a Delaware corporation (“I-many”), and Indigo Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Selectica (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge (the “Merger”) with and into I-many and the separate corporate existence of Merger Sub will thereupon cease, and I-many will be the surviving corporation of the Merger and a wholly-owned subsidiary of Selectica. In the Merger, stockholders of I-many will receive $1.55 in cash per share of I-many Common Stock. The closing of the Merger is subject to a number of conditions including the approval by the stockholders of I-many, governmental regulatory review, and certain other customary conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

In connection with the Merger Agreement, A. Leigh Powell and Robert G. Schwartz, I-many’s Chief Executive Officer and General Counsel, respectively (the “Stockholders”), have entered into Voting Agreements with Selectica (the “Voting Agreements”), pursuant to which each Stockholder has agreed to, and has granted Selectica an irrevocable proxy to, vote all of such Stockholder’s shares of I-many Common Stock and any other shares of I-many Common Stock of which the Stockholder is or becomes the record owner (or otherwise has or acquires the power to vote, or direct the vote of) in favor of the Merger and against any other proposal or offer from a third party to acquire I-many. As of December 3, 2004, Mr. Powell and Mr. Schwartz owned 209,675 and 5,000 shares of I-many Common Stock, respectively, and options to purchase a total of 1,760,316 and 378,330 shares of I-many Common Stock, respectively. There were 42,628,383 shares of I-many Common Stock issued and outstanding as of such date.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Voting Agreement, which is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Item 1.01. Entry into Material Definitive Agreements; and Item 5.02. Appointment of Principal Officers.

(a) Appointment of, and Employment Agreement with, A. Leigh Powell

On December 3, 2004, Selectica entered into an Employment Agreement with A. Leigh Powell (the “Powell Agreement”). The Powell Agreement becomes effective as of the effective time of the Merger. The Powell Agreement has no legal effect unless the Merger is consummated. Mr. Powell has served as the President and Chief Executive Officer of I-many since July 1999 and has been a director of I-many since February 2000.

In April 2001, he was also elected as chairman of I-many’s Board of Directors. He is 43 years old.

As of the effective time of the Merger, Mr. Powell will become Selectica’s President, Life Sciences. His salary will be $320,000 per year. In addition, within 30 days after the Merger, he will receive a payment of $25,000 in lieu of the car allowance provided by I-many. If Mr. Powell remains employed by Selectica for six months after the Merger, he will receive an integration bonus of $50,000. If he remains employed by Selectica for 12 months after the Merger, he will receive a retention bonus of $240,000. Commencing with Selectica’s fiscal year ending March 31, 2006, Mr. Powell will be eligible for consideration for an annual incentive bonus. The minimum bonus (which requires that Selectica has net income after payment of all incentive bonuses) will be 40% of his base salary, the target amount will be 57.5% of his base salary, and the maximum bonus will be 75% of his base salary. If Mr. Powell is required to relocate, Selectica will reimburse him for reasonable relocation expenses up to $100,000, with a gross-up to the extent that the reimbursement results in taxable income.

Under the Powell Agreement, Selectica is obligated to grant Mr. Powell an option to purchase 700,000 shares of Selectica’s Common Stock at an exercise price equal to the market value on the date of grant. The option will have a 10-year term but will expire earlier if Mr. Powell’s employment terminates earlier. The option will become exercisable in equal monthly installments over the first 48 months of Mr. Powell’s employment with Selectica after the Merger. If, within 24 months after the Merger, Mr. Powell’s employment is terminated without cause or he resigns for good reason, the option becomes exercisable with regard to 50% of the remaining unvested shares. If Selectica is subject to a change in control while Mr. Powell is still employed, the option also becomes exercisable with regard to 50% of the remaining unvested shares. If, within 12 months after the change in control, Mr. Powell’s employment is terminated without cause or he resigns for good reason, then the option becomes exercisable with regard to all remaining shares. If Mr. Powell receives additional options from I-many before the effective time of the Merger, the number of options to be granted by Selectica will be reduced by the corresponding number of shares (adjusted to reflect the ratio between the merger consideration to be paid for I-many Common Stock and the market value of Selectica Common Stock).

Under the Powell Agreement, Mr. Powell will be employed at will. However, if his employment is terminated without cause or he resigns for good reason, he is entitled to severance benefits. If the employment termination occurs within two years after the Merger, the severance benefit is equal to 18 months of base salary, plus the annual target bonus described above (or the retention bonus described above, if the termination occurs within one year after the Merger), plus the integration bonus described above if the termination occurs within six months after the Merger. If the employment termination occurs more than two years after the Merger, then the severance benefit is equal to 12 months of base salary, plus the annual target bonus described above. In either case, one-half of the severance benefit is paid in a lump sum at the time of the employment termination and the balance is paid in equal semi-monthly installments during the period covered by the non-competition covenant described below.

The Powell Agreement requires that Mr. Powell refrain from competing with Selectica until the second anniversary of the Merger or the first anniversary of his separation from employment, whichever is later.

(b) Appointment of, and Employment Agreement with, Terrence M. Nicholson

On December 3, 2004, Selectica entered into an Employment Agreement with Terrence M. Nicholson (the “Nicholson Agreement”). The Nicholson Agreement becomes effective as of the effective time of the Merger and has no legal effect unless the Merger is consummated. Mr. Nicholson has served as I-many’s Chief Operating Officer since August 1999, and he is 50 years old.

As of the effective time of the Merger, Mr. Nicholson will become Selectica’s Chief Operating Officer. His salary will be $286,000 per year. In addition, within 30 days after the Merger, he will receive a payment of $25,000 in lieu of the car allowance provided by I-many. If Mr. Nicholson remains employed by Selectica for six months after the Merger, he will receive an integration bonus of $50,000. If he remains employed by Selectica for 12 months after the Merger, he will receive a retention bonus of $214,500. Commencing with Selectica’s fiscal year ending March 31, 2006, Mr. Nicholson will be eligible for consideration for an annual incentive bonus. The minimum bonus (which requires that Selectica has net income after payment of all incentive bonuses) will be 40% of his base salary, the target amount will be 57.5% of his base salary, and the maximum bonus will be 75% of his base salary. If Mr. Nicholson is required to relocate, Selectica will reimburse him for reasonable relocation expenses up to $100,000.

Under the Nicholson Agreement, Selectica is obligated to grant Mr. Nicholson an option to purchase 525,000 shares of Selectica’s Common Stock at an exercise price equal to the market value on the date of grant. The option will have a 10-year term but will expire earlier if Mr. Nicholson’s employment terminates earlier. The option will become exercisable in equal monthly installments over the first 48 months of Mr. Nicholson’s employment with Selectica after the Merger. If, within 24 months after the Merger, Mr. Nicholson’s employment is terminated without cause or he resigns for good reason, the option becomes exercisable with regard to 50% of the remaining unvested shares. If Selectica is subject to a change in control while Mr. Nicholson is still employed, the option also becomes exercisable with regard to 50% of the remaining unvested shares. If, within 12 months after the change in control, Mr. Nicholson’s employment is terminated without cause or he resigns for good reason, then the option becomes exercisable with regard to all remaining shares. If Mr. Nicholson receives additional options from I-many before the effective time of the Merger, the number of options to be granted by Selectica will be reduced by the corresponding number of shares (adjusted to reflect the ratio between the merger consideration to be paid for I-many Common Stock and the market value of Selectica’s Common Stock).

Under the Nicholson Agreement, Mr. Nicholson will be employed at will. However, if his employment is terminated without cause or he resigns for good reason, he is entitled to severance benefits. If the employment termination occurs within two years after the Merger, the severance benefit is equal to 12 months of base salary, plus the annual target bonus described above (or the retention bonus described above, if the termination occurs within one year after the Merger), plus the integration bonus described above if the termination occurs within six months after the Merger. If the employment termination occurs more than two years after the Merger, then the severance benefit is equal to 12 months of base salary, plus 75% of the annual target bonus described above. In either case, one-half of the severance benefit is paid in a lump sum at the time of the employment termination and the balance is paid in equal semi-monthly installments during the period covered by the non-competition covenant described below.

The Nicholson Agreement requires that Mr. Nicholson refrain from competing with Selectica until the second anniversary of the Merger or the first anniversary of his separation from employment, whichever is later.

(c) Appointment of, and Employment Agreement with, Leonard Rainow

On December 3, 2004, Selectica entered into an Employment Agreement with Leonard Rainow (the “Rainow Agreement”). The Rainow Agreement becomes effective as of the effective time of the Merger and has no legal effect unless the Merger is consummated. Mr. Rainow has served as the Senior Vice President of Products and Chief Technology Officer of I-many since March 2003. From August 2002 to March 2003, Mr. Rainow served as I-many’s Vice President of Products and Technology. From May 2000 to June 2002, Mr. Rainow served as Director of Pricing and Revenue Optimization Product Development at Manugistics, Inc. From 1992 to 2000, Mr. Rainow was employed by PeopleSoft, Inc. in a variety of engineering positions. He is 38 years old.

As of the effective time of the Merger, Mr. Rainow will become Selectica’s Chief Technology Officer. His salary will be $225,000 per year. In addition, within 30 days after the Merger, he will receive a payment of $25,000 in lieu of the car allowance provided by I-many. If Mr. Rainow remains employed by Selectica for six months after the Merger, he will receive an integration bonus of $30,000. If he remains employed by Selectica for 12 months after the Merger, he will receive a retention bonus of $112,500. Commencing with Selectica’s fiscal year ending March 31, 2006, Mr. Rainow will be eligible for consideration for an annual incentive bonus. The minimum bonus (which requires that Selectica has net income after payment of all incentive bonuses) will be 30% of his base salary, the target amount will be 40% of his base salary, and the maximum bonus will be 50% of his base salary. If Mr. Rainow is required to relocate, Selectica will reimburse him for reasonable relocation expenses up to $100,000.

Under the Rainow Agreement, Selectica is obligated to grant Mr. Rainow an option to purchase 250,000 shares of Selectica’s Common Stock at an exercise price equal to the market value on the date of grant. The option will have a 10-year term but will expire earlier if Mr. Rainow’s employment terminates earlier. The option will become exercisable in equal monthly installments over the first 48 months of Mr. Rainow’s employment with Selectica after the Merger. If, within 24 months after the Merger, Mr. Rainow’s employment is terminated without cause or he resigns for good reason, the option becomes exercisable with regard to 50% of the remaining unvested shares. If Selectica is subject to a change in control while Mr. Rainow is still employed, the option also becomes exercisable with regard to 50% of the remaining unvested shares. If, within 12 months after the change in control, Mr. Rainow’s employment is terminated without cause or he resigns for good reason, then the option becomes exercisable with regard to all remaining shares. If Mr. Rainow receives additional options from I-many before the effective time of the Merger, the number of options to be granted by Selectica will be reduced by the corresponding number of shares (adjusted to reflect the ratio between the merger consideration to be paid for I-many Common Stock and the market value of Selectica’s Common Stock).

Under the Rainow Agreement, Mr. Rainow will be employed at will. However, if his employment is terminated without cause or he resigns for good reason, he is entitled to severance benefits. If the employment termination occurs within two years after the Merger, the severance benefit is equal to 12 months of base salary, plus 75% of the annual target bonus described above (or 100% of the retention bonus described above, if the termination occurs within one year after the Merger), plus the integration bonus described above if the termination occurs within six months after the Merger. If the employment termination occurs more than two years after the Merger, then the severance benefit is equal to nine months of base salary, plus 75% of the annual target bonus described above. In either case, one-half of the severance benefit is paid in a lump sum at the time of the employment termination and the balance is paid in equal semi-monthly installments during the period covered by the non-competition covenant described below.

The Rainow Agreement requires that Mr. Rainow refrain from competing with Selectica until the second anniversary of the Merger or the first anniversary of his separation from employment, whichever is later.

Additional Information and Where to Find It

In connection with the proposed acquisition, Selectica and I-many intend to file relevant materials with the SEC, including I-many’s proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF I-MANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING I-MANY’S PROXY STATEMENT, ONCE IT IS FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant documents free of charge at the SEC’s website, http://www.sec.gov, and I-many stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from I-many. Such documents are not currently available.

Participants in Solicitation

Selectica and its directors and executive officers, and I-many and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of I-many Common Stock in respect of the proposed transaction. Information about the directors and executive officers of Selectica is set forth in its proxy statement filed with the SEC on July 29, 2004. Information about Vincent G. Ostrosky, Selectica’s President, Chief Executive Officer and Chairman of the Board of Directors, is set forth in Selectica’s Form 8-K filed with the SEC on October 21, 2004. Information about the directors and executive officers of I-many is set forth in its proxy statement filed with the

SEC on April 28, 2004. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 2.1	Agreement and Plan of Merger, dated December 3, 2004, by and among Selectica,
Inc., Indigo Merger Corporation and I-many, Inc.

	Exhibit 2.2	Form of Voting Agreement, dated as of December 3, 2004, between the stockholder named therein and Selectica, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 9, 2004	By:	/s/ Vincent Ostrosky

Vincent Ostrosky
Chairman, President and Chief Executive
Officer

DATE: December 9, 2004	By:	/s/ Stephen Bennion

Stephen Bennion
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 2.1	Agreement and Plan of Merger, dated December 3, 2004, by and among Selectica,
Inc., Indigo Merger Corporation and I-many, Inc.

Exhibit 2.2	Form of Voting Agreement, dated as of December 3, 2004, between the stockholder named therein and Selectica, Inc.